Goodwill and Intangibles	3 Months Ended
Mar. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangibles

NOTE 5—GOODWILL AND INTANGIBLES

Goodwill is generally determined as the excess of the fair value of the consideration transferred, plus the fair value of any noncontrolling interests in the acquiree, over the fair value of the net assets acquired and liabilities assumed as of the acquisition date. Goodwill resulting from whole bank acquisitions is not amortized, but tested for impairment at least annually. The Company has selected December 31st as the date to perform the annual impairment test. Goodwill amounted to $29.9 million at March 31, 2018 and December 31, 2017, and is the only intangible asset with an indefinite life on the balance sheet. There were no impairment losses recognized on goodwill during the three months ended March 31, 2018 and 2017.

Other intangible assets consist of core deposit intangible (“CDI”) assets arising from whole bank acquisitions. CDI assets are amortized on an accelerated method over their estimated useful life of 8 to 10 years. CDI was recognized in the 2013 acquisition of Los Angeles National Bank and in the 2016 acquisition of TFC Holding Company. The unamortized balance at March 31, 2018 and December 31, 2017 was $1,357,000 and $1,438,000, respectively, for both Los Angeles National Bank and TFC Holding Company. CDI amortization expense was $81,000 and $94,000 for the three months ended March 31, 2018 and March 31, 2017, respectively, for both Los Angeles National Bank and TFC Holding Company.

Estimated CDI amortization expense for future years is as follows (dollars in thousands):

Year ending December 31:
2018 remaining	$230
2019	274
2020	244
2021	172
2022	129
Thereafter	308

Total	$1,357